                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: December 26, 2003
                       ----------------------------------
                        (Date of earliest event reported)

                        CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2003-07)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                          333-72082                 13-3408717
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

1000 Technology Drive, O'Fallon, Missouri              63304
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (636) 261-1300


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.       Other Events.
              -------------


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2003-07
                 ----------------------------------------------

         Attached as Exhibit I is the monthly servicing report for the month of November 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITICORP MORTGAGE SECURITIES, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: December 29, 2003

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           monthly servicing report for November 2003              5

                                                                       EXHIBIT I
                                                                       ---------


                                     Citicorp Mortgage Securities, Inc.
                            Distribution Date Statement to Certificateholders
                                      Remic Pass-Through Certificate

 Series Name:          CMSI 2003-07
 Payment Date:         12/26/2003
 Issuer:               Citicorp Mortgage Securities, Inc.
 Record Date:          28-Nov-03
 Distribution Date:    26-Dec-03
 Distribution #:       4
 W.A.C.                5.51%

 Trustee               U.S. Bank National Association
                       Dan Scully  (617) 603-6407

 Bond Administrator    CitiMortgage, Inc.
                       Tim Daengsurisri (636) 261-1365

 Paying Agent:          Citibank N.A.
                        Karen Schluter (212) 657-7781

-----------------------------------------------------------------------------------------------
                                                  Next
                                      Current     Succeeding
      Class  Coupon Type              Coupon      Coupon          Original Par       CUSIP #
-----------------------------------------------------------------------------------------------

      A1     Fixed                    4.75000        4.75000%      $271,896,000.00   172973QU6
      A-PO   Principal Only           0.00000        0.00000%           $77,138.00   172973QV4
**    A-IO   WAC IO                   0.51259        0.51193%      $272,206,303.01
                                                                 -----------------
                                                Class A Total      $271,973,138.00

      B1     Subordinated             4.75000        4.75000%        $1,513,612.00   172973QW2
      B2     Subordinated             4.75000        4.75000%          $412,706.00   172973QX0
      B3     Subordinated             4.75000        4.75000%          $550,275.00   172973QY8
      B4     Subordinated             4.75000        4.75000%          $275,138.00   172973QZ5
      B5     Subordinated             4.75000        4.75000%          $137,569.00   172973RA9
      B6     Subordinated             4.75000        4.75000%          $275,137.72   172973RB7
                                                                 -----------------
                                              Class SUB Total        $3,164,437.72

                                                                 =================
                                                                   $275,137,575.72
** Denotes Notional Balance



                                     Citicorp Mortgage Securities, Inc.
                             Distribution Date Statement to Certificate Holders
                                       Remic Pass-Through Certificate

Series Name: CMSI 2003-07
Payment Date: 12/26/2003

------------------------------------------------------------------------------------------------------------------
                                     Non
                 Interest        Supported *      Interest      Interest        Principal
   CLASS         Accrued          Shortfall      Shortfall     Recoveries       Recoveries      Interest Paid
-----------------------------------------------------------------------------------------------------------------
         A1     $1,005,415.16            $0.00         $0.00           $0.00           $0.00        $1,005,415.16
       A-PO             $0.00            $0.00         $0.00           $0.00           $0.00                $0.00
       A-IO       $108,628.88            $0.00         $0.00           $0.00           $0.00          $108,628.88
             ------------------------------------------------------------------------------------------------------
A Total         $1,114,044.04            $0.00         $0.00           $0.00           $0.00        $1,114,044.04


        RES             $0.00            $0.00         $0.00           $0.00           $0.00                $0.00
             ------------------------------------------------------------------------------------------------------
RES Total               $0.00            $0.00         $0.00           $0.00           $0.00                $0.00


         B1         $5,924.76            $0.00         $0.00           $0.00           $0.00            $5,924.76
         B2         $1,615.46            $0.00         $0.00           $0.00           $0.00            $1,615.46
         B3         $2,153.95            $0.00         $0.00           $0.00           $0.00            $2,153.95
         B4         $1,076.98            $0.00         $0.00           $0.00           $0.00            $1,076.98
         B5           $538.49            $0.00         $0.00           $0.00           $0.00              $538.49
         B6         $1,076.98            $0.00         $0.00           $0.00           $0.00            $1,076.98
             ------------------------------------------------------------------------------------------------------
SUB Total          $12,386.62            $0.00         $0.00           $0.00           $0.00           $12,386.62


            =======================================================================================================
 Total          $1,126,430.66            $0.00         $0.00           $0.00           $0.00        $1,126,430.66


*  Regular and residual interests have equal rights to service fee to reduce non-supported prepayment

    ---------------------------------------------------------------------------
                    Interest            Cum Unpaid           Relief Act
                    Paid Per             Interest             Interest
     CLASS        Certificate           Shortfalls           Shortfalls
    ---------------------------------------------------------------------------
           A1         3.69779313                 $0.00                 $0.00
         A-PO         0.00000000                 $0.00                 $0.00
         A-IO         0.39906820                 $0.00                 $0.00
                                         --------------------------------------
       A Total                                   $0.00                 $0.00

          RES         0.00000000                 $0.00                 $0.00
                                         --------------------------------------
     RES Total                                   $0.00                 $0.00

           B1         3.91431886                 $0.00                 $0.00
           B2         3.91431188                 $0.00                 $0.00
           B3         3.91431557                 $0.00                 $0.00
           B4         3.91432663                 $0.00                 $0.00
           B5         3.91432663                 $0.00                 $0.00
           B6         3.91433061                 $0.00                 $0.00
                                         --------------------------------------
     SUB Total                                   $0.00                 $0.00

                                         ======================================
       Total                                     $0.00                 $0.00


                                   Citicorp Mortgage Securities, Inc.
                           Distribution Date Statement to Certificateholders
                                     Remic Pass-Through Certificate

Series Name: CMSI 2003-07
Payment Date: 12/26/2003

--------------------------------------------------------------------------------------------------------------------------
                                            Certificate
                                             Reductions
                                            not part of                            Principal
                                           distributions                              Paid          Cumulative
                     Principal               to reduce          Principal             Per            Principal
        CLASS        Due                   Stated Amount           Paid            Certificate         Loss
--------------------------------------------------------------------------------------------------------------------------
                  A1       $2,814,916.14                $0.00       $2,814,916.14    10.35291486            0.00
                A-PO             $296.83                $0.00             $296.83     3.84803858            0.00
                A-IO                $.00                $0.00                $.00     0.00000000            0.00
                     ----------------------------------------------------------------------------------------------------
             A Total       $2,815,212.97                $0.00      $2,815,212.97                            0.00

                  B1           $5,677.53                $0.00           $5,677.53     3.75098110            0.00
                  B2           $1,548.05                $0.00           $1,548.05     3.75097527            0.00
                  B3           $2,064.07                $0.00           $2,064.07     3.75097906            0.00
                  B4           $1,032.04                $0.00           $1,032.04     3.75099041            0.00
                  B5             $516.02                $0.00             $516.02     3.75099041            0.00
                  B6           $1,032.04                $0.00           $1,032.04     3.75099423            0.00
                     ----------------------------------------------------------------------------------------------------
           SUB Total          $11,869.75                $0.00         $11,869.75                            0.00

                    =====================================================================================================
          Total            $2,827,082.72                $0.00      $2,827,082.72                            0.00

                      Aggr. Scheduled Principal Payments:            $975,628.16
                            Aggr.  Principal Prepayments:          $1,851,454.56


                                  Citicorp Mortgage Securities, Inc.
                           Distribution Date Statement to Certificateholders
                                    Remic Pass-Through Certificate

Series Name: CMSI 2003-07
Payment Date:12/26/2003

------------------------------------------------------------------------------------------------------------------------------------
   CLASS   Previous Period Ending Period's Beginning Balance Ending Balance Ending Balance Beginning     Ending         Prepayment
               Balance         Balance      Per Certificate  Per Certificate Pool Factor   Class PCT     Class PCT      Percentage
------------------------------------------------------------------------------------------------------------------------------------
      A1    $253,999,619.60  $251,184,703.46  934.1793170    923.82640223  0.92382640  98.7830032370%  98.7741428524% 100.000000000%
      A-PO       $76,249.34       $75,952.51  988.4796079    984.63156940  0.98463157   0.0000000000%   0.0000000000%  0.0000000000%
    **A-IO  $254,307,615.15  $251,491,811.82  934.2458728    923.90150059  0.92390150   0.0000000000%   0.0000000000%  0.0000000000%
            ------------------------------------------------------------------------------------------------------------------------
A Total     $254,075,868.94  $251,260,655.97                                           98.7830032370%  98.7741428524%100.0000000000%

      B1      $1,496,781.03    $1,491,103.50  988.8802612    985.12928016  0.98512928   0.5821131762%   0.5863512709%  0.0000000000%
      B2        $408,116.82      $406,568.77  988.8802682    985.12929301  0.98512929   0.1587207304%   0.1598763030%  0.0000000000%
      B3        $544,156.09      $542,092.02  988.8802689    985.12928990  0.98512929   0.2116277689%   0.2131685325%  0.0000000000%
      B4        $272,078.54      $271,046.50  988.8802709    985.12928058  0.98512928   0.1058140770%   0.1065844589%  0.0000000000%
      B5        $136,039.27      $135,523.25  988.8802709    985.12928058  0.98512928   0.0529070385%   0.0532922295%  0.0000000000%
      B6        $272,078.27      $271,046.23  988.8802960    985.12930179  0.98512930   0.1058139720%   0.1065843528%  0.0000000000%
            ------------------------------------------------------------------------------------------------------------------------
SUB Total     $3,129,250.02    $3,117,380.27                                            1.2169967630%   1.2258571476%  0.0000000000%

            ========================================================================================================================
    Total   $257,205,118.96  $254,378,036.24                                          100.0000000000% 100.0000000000%100.0000000000%


 PO Balance      $76,249.34       $75,952.51
 Non PO Bal $257,128,869.62  $254,302,083.73


                              Citicorp Mortgage Securities, Inc.
                      Distribution Date Statement to Certificateholders
                                Remic Pass-Through Certificate

Series Name: CMSI 2003-07
Payment Date:12/26/2003


   Delinquency Status - Determined by the MBA Method
   --------------------------------------------------
                      30 - 59 days      Delq 60+ days      Book Value REO
                     -----------------------------------------------------
       Number                    2                  0                   0
       Amount        $1,042,527.27              $0.00               $0.00



    Stated Collateral Information
   -------------------------------
      Service Fee                Begin Balance     Aggregate Adj Balance
     --------------------------------------------------------------------
        $22,968.70             $257,205,118.96           $254,378,036.24


    Advances

   -----------
       Voluntary Advances                                          $0.00
       Trustee Advances                                            $0.00
       Advance Account Advances                                    $0.00

       Certificate Account Advan                              $43,083.51


    Losses
   ----------
      Type                      Coverage                    Losses
     -----------------------------------------------------------------
       Special Hazards       $2,751,375.76                     $.00

       Bankruptcy              $100,000.00                     $.00
       Fraud                 $2,751,375.76                     $.00


    Summary of Disbursements
    -------------------------
                                        Withdrawals

          Remittances        Residual   and (Deposits) P&I Distributed
     -----------------------------------------------------------------

         $3,953,513.38          $0.00       $0.00       $3,953,513.38


  Optional Termination Premium Payable to Residual Holders         $0.00

                        Citicorp Mortgage Securities, Inc.
                        Distribution Date Statement to Certificateholders
                                 Remic Pass-Through Certificate

Series Name: CMSI 2003-07
Payment Date: 12/26/2003

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                Number of    Amount of Scheduled    Amount of Actual
 Pool                          Item               loans            Balance              Balance
                                                  #    PCT        Amount      PCT       Amount       PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS    2   0.37%  $1,034,704.49   0.41% $1,042,527.27   0.41%
                                 (2) 60-89 Days    0   0.00%          $0.00   0.00%         $0.00   0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00   0.00%         $0.00   0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00   0.00%         $0.00   0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00   0.00%         $0.00   0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00   0.00%         $0.00   0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

             (1)  DETERMINED BY THE MBA METHOD.
             (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.